Exhibit 10.5

Supplemental Agreement No. 20

to

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of August 12, 2010 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997 (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft (the Aircraft); and

WHEREAS, the parties agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, the parties also agree to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Whereas the parties previously executed Letter Agreement No. 6-1162-RCN-1892 in regards to the replacement of certain SPE Koito Seats with Weber Seats for 777 Aircraft Block Numbers WC223 and WC224 and the parties desire to incorporate such Letter into the Purchase Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.           Revised Table of Contents

Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 20.

2.           Revised Table 4

Remove and replace, in its entirety, Table 4 “Aircraft Delivery, Description, Price and Advance Payments” with a revised Table 4 attached hereto to reflect removal of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.           Revised Attachment to Letter Agreement 2061-1R10

Remove and replace, in its entirety, the Attachment to Letter Agreement No. 2061-1R10 “Option Aircraft Delivery, Price and Advance Payments”, with the Attachment attached hereto to reflect the termination of Customer’s last 4 Option Aircraft.

4.           Option Aircraft Deposit Matters

Boeing and Customer hereby agree to incorporate into the Purchase Agreement Letter Agreement No. 6-1162-RCN-1895 regarding certain Option Aircraft deposit matters which is attached hereto, and which shall be inserted into the Letter Agreement after Letter Agreement No. 6-1162-CHL-195.

5.           Letter Agreement No. 6-1162-RCN-1892

Letter Agreement No. 6-1162-RCN-1892 regarding the replacement of certain SPE Koito Seats with Weber Seats which was previously executed by the parties and is attached hereto is hereby incorporated into the Purchase Agreement, and which shall be inserted into the Letter Agreement after Letter Agreement No. 6-1162-CHL-195.

6.           Other Terms

The effectiveness of this Supplemental Agreement is contingent on the concurrent execution of the 737 supplemental agreement no. 56 to purchase agreement no. 1951.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                                                                CONTINENTAL AIRLINES, INC.

By: /s/ Susan Englander  By:   /s/ Jacques Lapointe
Its: Attorney-in-Fact                                                      Its:_Senior Vice President –
_Procurement

TABLE OF CONTENTS

ARTICLES		Revised By:

1.	Quantity, Model and Description	SA No. 13

2.	Delivery Schedule	SA No. 13

3.	Price	SA No. 13

4.	Payment	SA No. 13

5.	Miscellaneous	SA No. 13

TABLE

1.	Aircraft Information Table 1	SA No. 5

2.	Aircraft Information Table 2	SA No. 9

3.	Aircraft Information Table 3	SA No. 11

4.	Aircraft Information Table 4	SA No. 20

EXHIBIT

A.	Aircraft Configuration

A1.	Aircraft Configuration for 777-200ER Aircraft (applicable to Table 4 Aircraft)	SA No. 14

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features (applicable to Table 3 Aircraft)	SA No. 14

AE1-1.	Escalation Adjustment/Airframe and Optional Features (applicable to Table 4 Aircraft)	SA No. 14

BFE1.	BFE Variables

BFE2.	BFE Variables (applicable to Table 4 Aircraft)	SA No. 14

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

EE2.	Engine Escalation/Engine Warranty and Patent Indemnity	SA No. 9

EE3.	Engine Escalation/Engine Warranty and Patent Indemnity (applicable to Tables 3 and 4 Aircraft)	SA No. 13

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS

2061-1R10	Option Aircraft	SA No. 14

2061-1R10	(Attachment) Option Aircraft Delivery, Price and Advance Payments	SA No. 20

2061-2	Demonstration Flights

2061-3	Installation of Cabin Systems Equipment

2061-4	Spares Initial Provisioning

2061-5	Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA No. 12

6-1162-AJH-899	Supplemental [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA No. 13

TABLE OF CONTENTS

CONFIDENTIAL LETTER AGREEMENTS		Revised By:

6-1161-GOC-087	Aircraft Performance Guarantees

6-1162-GOC-088	Promotion Support

6-1162-GOC-089R4	Special Matters	SA No. 14

6-1162-GOC-172	Additional Matters	SA No. 1

6-1162-CHL-048	Rescheduled Aircraft Agreement	SA No. 9

6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA No. 10

6-1162-RCN-1892	Credit memorandum for Weber Seat Costs	SA No. 20

6-1162-RCN-1895	777 Option Aircraft Deposit Matters	SA No. 20

SUPPLEMENTAL AGREEMENTS	Dated as of:

Supplemental Agreement No. 1	December 18, 1997

Supplemental Agreement No. 2	July 30, 1998

Supplemental Agreement No. 3	September 25, 1998

Supplemental Agreement No. 4	February 3, 1999

Supplemental Agreement No. 5	March 26, 1999

Supplemental Agreement No. 6	May 14, 1999

Supplemental Agreement No. 7	October 31, 2000

Supplemental Agreement No. 8	June 29, 2001

Supplemental Agreement No. 9	June 25, 2002

Supplemental Agreement No. 10	November 4, 2003

Supplemental Agreement No. 11	July 28, 2005

Supplemental Agreement No. 12	March 17, 2006

Supplemental Agreement No. 13	December 3, 2007

Supplemental Agreement No. 14	February 20, 2008

Supplemental Agreement No. 15	October 15, 2008

Supplemental Agreement No. 16	May 1, 2009

Supplemental Agreement No. 17	August 31, 2009

Supplemental Agreement No. 18	December 23, 2009

Supplemental Agreement No. 19	March 2, 2010

Supplemental Agreement No. 20	August 12, 2010

Attachment to Letter Agreement 2061-1R10
Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

June 21, 2010
6-1162-RCN-1892

Continental Airlines, Inc.
1600 Smith Street HQSFM
Houston, TX 77002

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Weber Seats Costs

Reference:                      a) Purchase Agreement No. 2061 (the Purchase Agreement)
between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

b) Master Change No. 2525D115A55 Entitled: MP – PASSENGER COMPARTMENT SEATS – REVISION – REPLACE KOITO ECONOMY SEATS WITH WEBER ECONOMY SEATS – SPE (Master Change)

This Letter Agreement amends and supplements the Purchase Agreement.  All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.           Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential.  Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By    /s/ R.C. Nelson

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 21, 2010

CONTINENTAL AIRLINES, INC.

By /s/ Jacques Lapointe

Its: Senior Vice President- Procurement

6-1162-RCN-1895

Continental Airlines, Inc.
1600 Smith Street HQSFM
Houston, TX 77002

Subject:                      777 Option Aircraft Deposit Matters

Reference:
Supplemental Agreement No. 20 to Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement.  All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.           Option Deposits for Cancelled Option Aircraft.

Boeing and Customer agree that the deposits held by Boeing for the Option Aircraft terminated pursuant to Supplement Agreement No. 20 to the Purchase Agreement in the amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be retained by Boeing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.           Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered by both parties to be confidential.  Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

BOEING PROPRIETARY

Continental Airlines, Inc.
6-1162-RCN-1895

Very truly yours,

THE BOEING COMPANY

By /s/ Susan Englander

Its    Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 12, 2010

CONTINENTAL AIRLINES, INC.

By /s/ Jacques Lapointe

Its:  Senior Vice President-Procurement

BOEING PROPRIETARY